UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 27th floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 11, 2026, Payoneer Global Inc., a Delaware corporation (the “Company” or “Payoneer”), filed its definitive proxy statement on Schedule 14A (as such may be supplemented from time to time, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of Payoneer’s stockholders (the “Special Meeting”) to be held in connection with the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 12, 2026, by and among the Company, Neon Maple Parent Inc., a corporation incorporated pursuant to the laws of Canada (“Nuvei Parent”), and Panda Acquisition Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Nuvei Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Nuvei Parent.

The Special Meeting is scheduled for September 14, 2026, beginning at 9:00 a.m. Eastern Time. Payoneer’s stockholders of record as of the close of business on August 6, 2026 will be eligible to vote at the Special Meeting. The information contained in this Current Report on Form 8-K (this “Form 8-K”) should be read in conjunction with the Proxy Statement, which should be read in its entirety.

Litigation Relating to the Merger

As of the date of this Form 8-K, two lawsuits relating to the Merger (the “Lawsuits”) have been filed: (i) Kevin Turner v. Payoneer Global Inc., et al. Index No. 654853/2026, which was filed on August 20, 2026; and (ii) John Clark vs. Payoneer Global Inc., et al. Index No. 654863/2026, which was filed on August 21, 2026, both of which were filed in the Supreme Court of the State of New York, County of New York. The Lawsuits were filed by purported stockholders of the Company as individual actions and allege that the Proxy Statement was materially incomplete due to certain misrepresentations and omissions in violation of New York common law. The Lawsuits name as defendants the Company’s directors and the Company and seek, among other relief, an order enjoining the consummation of the Merger. There can be no assurance regarding the ultimate outcome of the Lawsuits.

As of the date this Form 8-K, the Company has also received demand letters from purported stockholders of the Company (i) alleging that the Proxy Statement was materially incomplete due to certain misrepresentations and omissions and demanding corrective disclosures to address such allegations or (ii) demanding access to the Company’s books and records to investigate certain aspects of the Merger (the “Letters”).

It is possible that additional, similar complaints may be filed or letters may be received, or that the Lawsuits described above may be amended. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint, letter or any amended complaint, unless required by law.

The Company believes that the claims asserted in the Lawsuits and Letters are without merit. However, in order to moot the unmeritorious disclosure claims and alleviate the costs, risks and uncertainties inherent in potential litigation, the Company has determined to voluntarily supplement the Proxy Statement as described in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Lawsuits and Letters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text.

(a)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Background of the Merger” the disclosure in the seventh full paragraph on page 38 is amended by replacing such paragraph with the following:

On December 11, 2025, the Payoneer Board of Directors held a regularly scheduled meeting during which, among other things, management provided an update regarding recent discussions with Party E and Nuvei Parent. Subsequently, on December 14, 2025, the Payoneer Board of Directors reinstated the advisory committee (the “Advisory Committee”), consisting of Ms. Patsley, Christopher (Woody) Marshall and Mr. Williams via action by written consent to advise on and review with management and Payoneer’s advisors, as the case may be, exploratory strategic opportunities. In re-instating the Advisory Committee, the Payoneer Board of Directors was familiar with Mr. Marshall’s role as a general partner of TCV and his position as a director, member and limited partner of investment vehicles controlled by TCV. The Payoneer Board of Directors was further aware of Mr. Marshall’s and TCV’s professional relationship with Advent. The Payoneer Board of Directors did not believe that such relationship would impair Mr. Marshall’s independence or his ability to discharge his duties as a member of the Advisory Committee, including because such professional relationships are common among financial sponsors that make investments in the financial services industry, such as TCV and Advent, and neither Mr. Marshall nor TCV had any agreement or understanding with Advent concerning the Merger. Accordingly, the Payoneer Board of Directors did not believe that Mr. Marshall’s participation on the Advisory Committee presented a conflict of interest. Payoneer notes that investment vehicles sponsored by TCV have made investments in certain portfolio companies alongside investments by investment vehicles sponsored by Advent and that all such investments were made on arms’ length terms.

(b)	In the section of the Proxy Statement titled “The Merger (Proposal 1)—Background of the Merger” the disclosure in the fourth full paragraph on page 39 is amended by replacing such paragraph with the following:

Later on December 30, 2025, the Advisory Committee held a meeting, at which representatives of Qatalyst Partners and Davis Polk were present, to review the December 30 Proposal. At the meeting, the Advisory Committee was informed that Davis Polk had previously represented Nuvei Parent and its affiliates in, among other matters, its take-private by Advent in 2024, and that Davis Polk continued to represent Nuvei Parent and its affiliates in other matters unrelated to the proposed transaction with Payoneer. The Advisory Committee did not believe that such matters presented a conflict of interest given such matters were unrelated to Payoneer’s negotiations with Nuvei Parent and such matters were not material to Davis Polk (such matters collectively generated approximately $6 million in revenue for Davis Polk from January 1, 2024 through the date of entry into the Merger Agreement, or less than 0.1% of Davis Polk’s revenues over the same period). Davis Polk’s representations of Nuvei Parent and its affiliates was also discussed at subsequent meetings of the Payoneer Board of Directors, and the Payoneer Board of Directors did not believe that Davis Polk’s participation presented a conflict of interest. Representatives of Qatalyst Partners summarized the principal terms of the proposal at such meeting and reviewed Nuvei Parent’s diligence process to date. Representatives of Qatalyst Partners also updated the Advisory Committee regarding discussions with Party E. Following discussion, the Advisory Committee expressed the view that the December 30 Proposal did not meet Payoneer’s expectations and supported representatives of Payoneer management and Qatalyst Partners (i) informing Nuvei Parent that its proposal did not meet expectations, (ii) continuing to provide Nuvei Parent with access to Payoneer management and additional non-public information of Payoneer to facilitate the submission of an improved proposal and (iii) initiating outreach to certain financial sponsors and strategic counterparties that the Advisory Committee believed were the most likely to have an interest in acquiring Payoneer.

(c)	In the section of the Proxy Statement titled “The Merger (Proposal 1)— Summary of Qatalyst Partners’ Financial Analyses” the disclosure in paragraph (c) on page 54 is amended by replacing such paragraph with the following:

(c)	the cash and cash equivalents of Payoneer as of March 31, 2026 of approximately $339 million, as disclosed in Payoneer’s Quarterly Report on Form 10-Q for the period ended March 31, 2026; and

(d)	In the section of the Proxy Statement titled “The Merger (Proposal 1)— Summary of Qatalyst Partners’ Financial Analyses” the Selected Moderate-Growth Payments Companies and Selected High-Growth Payments Companies tables on pages 54-55 are amended by replacing such tables with the following:

Selected Moderate-Growth Payments Companies	Fully Diluted Enterprise Value (amount in billions)	CY26E EBITDA Multiple
Corpay, Inc.	$28.9	10.7x
BILL Holdings, Inc.	$2.8	8.4x
Shift4 Payments, Inc.	$8.5	7.5x
Fiserv, Inc.	$56.5	6.2x
Global Payments Inc.	$35.7	6.2x
Paysafe Ltd	$2.7	5.9x
PayPal Holdings, Inc.	$37.7	5.5x
WEX Inc.	$4.7	3.8x
Selected High-Growth Payments Companies		CY26E EBITDA Multiple
Navan, Inc.	$5.5	-
Paymentus Holdings, Inc.	$2.4	14.0x
Adyen N.V.	$23.3	12.9x
Wise Group plc	$9.3	12.6x
Flywire Corporation	$1.7	10.3x
Remitly Global, Inc.	$3.7	9.8x
Block, Inc.	$42.7	9.2x
DLocal Limited	$2.9	8.7x

(e) In the section of the Proxy Statement titled “The Merger (Proposal 1)— Summary of Qatalyst Partners’ Financial Analyses” the Selected Transactions Analysis table on page 55 is amended by replacing such table with the following:

Announcement			NTM EBITDA	Fully Diluted Enterprise Value
Date	Target	Acquiror	Multiple	(amount in billions)
08/10/25	International Money Express, Inc.	The Western Union Company	4.4x	$0.5
07/23/25	Alpha Group International plc	Corpay, Inc.	10.8x	$2.1
04/17/25	Worldpay Holdco, LLC	Global Payments Inc.	10.5x	$24.3
02/18/25	Global Blue Group Holding AG	Shift4 Payments, Inc.	10.4x	$2.5
04/01/24	Nuvei Corporation	Advent International Corporation	12.6x	$6.2
07/06/23	Worldpay Merchant Solutions	GTCR, LLC	10.4x	$18.5
08/01/22	EVO Payments, Inc.	Global Payments Inc.	17.1x	$3.9
02/15/22	MoneyGram International, Inc.	Madison Dearborn Partners, LLC	8.0x	$1.8
02/03/20	Ingenico Group	Worldline SA	12.9x	$9.5

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

September 8, 2026	By:	/s/ Bea Ordonez
		Name:	Bea Ordonez
		Title:	Chief Financial Officer

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “positioning,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements about transition and the impact of recent changes to our executive management team; statements regarding the expectations of demand for our products and cash flow generation; statements about improvements to and expansion of our products and platform, and launching new products; statements about future operating results, including revenue, volume, growth opportunities, variability of expenses, ability to realize efficiencies, future spending and incremental investments, business trends, our ability to deliver profits, and growth and value for shareholders; and assumptions regarding foreign exchange rates.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions (the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of June 12, 2026, by and among the Company, Nuvei and Panda Acquisition Sub Inc. (the “Merger Agreement”), including the expected time period to consummate the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company's stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company's common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties' business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, partner, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, wars, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company's control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at: https://www.sec.gov/Archives/edgar/data/1845815/000110465926020487/payo-20251231x10k.htm), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the Securities and Exchange Commission (“SEC”) (and that are available at

https://www.sec.gov/edgar/search/#/ciks=0001845815&entityName=Payoneer%2520Global%2520Inc.%2520(PAYO)%2520(CIK%25200001845815).

The Company's forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, on August 11, 2026, the Company filed with the SEC a definitive proxy statement on Schedule 14A related to a special meeting of its stockholders. The definitive proxy statement is being sent to the stockholders of the Company seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/edgar/browse/?CIK=1845815&owner=exclude.

Copies of documents filed with the SEC by the Company are available free of charge by accessing the Company's website at https://investor.payoneer.com/financials/sec-filings.

Participants in the Solicitation

The Company, Nuvei and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement related to the Transaction, which was filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company's definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 27, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926049462/tm261500-1_def14a.htm) and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926020487/payo-20251231x10k.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company's transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926020487/payo-20251231x10k.htm), and in the sections entitled “Information Regarding the Board of Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” “Certain Relationships and Related Party Transactions,” and “Independence of the Board of Directors” included in the Company's definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 27, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926049462/tm261500-1_def14a.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction is included in the proxy statement, which was filed with the SEC, and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC's website at www.sec.gov.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.